Offerings - Offering: 1	Apr. 09, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Other
Security Class Title	Deferred Compensation Obligations
Amount Registered | shares	120,000,000
Maximum Aggregate Offering Price	$ 120,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 16,572.00
Offering Note	(a) The deferred compensation obligations are unsecured obligations of the Registrant to pay deferred compensation in the future in accordance with the terms of the Micron Technology, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"). (b) Estimated in accordance with Rule 457(h) under the Securities Act, solely for the purpose of calculating the registration fee based on an estimate of the amount of eligible compensation participants may defer under the Deferred Compensation Plan.